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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2002

Sylvan Learning Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-22844 (Commission File Number)	52-1492296 (IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland      21202
(Address of Principal Executive Offices)                        (ZIP Code)

Registrant's telephone number, including area code: (410) 843-8000

1000 Lancaster Street, Baltimore, Maryland 21202
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

        On September 4, 2002, Sylvan Learning Systems, Inc. issued a press release announcing the acquisition of the Glion Group S.A., the parent company of Glion Hotel School S.A., a leading hospitality management school in Switzerland. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the September 4, 2002 press release, which is incorporated by reference in this Item 5.

[Signature on following page.]

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYLVAN LEARNING SYSTEMS, INC.
/s/ Sean R. Creamer
Name:	Sean R. Creamer
Title:	Senior Vice President and Chief Financial Officer

Date: September 5, 2002

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  Item 5. Other Events.
SIGNATURE